EXHIBIT 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF SNI

On December 15, 2009, SNI acquired a 65% controlling interest in the Travel Channel. The transaction was accounted for under the purchase method of accounting in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 805, formerly known as Statement of Financial Accounting Standards No. 141(R), “Business Combinations.” Under the purchase method of accounting, the total value of the transaction is allocated based upon the estimated fair value of Travel Channel’s tangible and intangible assets and liabilities. Management has made a preliminary allocation of the purchase price based on various estimates of the respective fair values. A final determination of these estimated fair values will be based on the actual tangible and intangible assets and liabilities of Travel Channel that existed as of the date of completion of the transaction.

The following tables present SNI’s unaudited pro forma combined financial information. The unaudited pro forma combined balance sheet data as of September 30, 2009, gives effect to the consummation of the transaction as if it had occurred on September 30, 2009. The unaudited pro forma combined results of operations data for the nine months ended September 30, 2009 and for the year ended December 31, 2008, give effect to the consummation of the transaction as if it occurred on January 1, 2008. The unaudited interim pro forma combined financial statements, in the opinion of management, include all adjustments (including normal recurring adjustments) necessary for a fair presentation of such data. The results for the interim periods are not necessarily indicative of results for a full year.

The unaudited pro forma combined information is for illustrative and informational purposes only and is not intended to represent, or be indicative of, what SNI’s results of operations or financial position would have been had the transaction occurred on the dates indicated. The unaudited pro forma combined financial information also should not be considered representative of SNI’s future financial position or results of operations.

Unaudited Pro Forma Combined Results of Operations Data for the Nine Months

Ended September 30, 2009

(in thousands, except per share data)	SNI	Travel Channel(1)	Pro Forma Adjustments			Pro Forma SNI
Operating Revenues:
Advertising	$726,606	$88,215	$			$814,821
Network affiliate fees, net	240,174	69,981				310,155
Referral fees	120,627					120,627
Other	24,102	4,808				28,910

Total operating revenues	1,111,509	163,004				1,274,513

Operating Expenses:
Employee compensation and benefits	185,374	18,980				204,354
Program and program licenses	229,043	34,549				263,592
Marketing and advertising	100,915	19,320				120,235
Other costs and expenses	146,547	45,021				191,568

Total costs and expenses	661,879	117,870				779,749

Depreciation, Amortization, and Losses:
Depreciation and amortization of intangible assets	58,570	24,595		16,968	(2)	100,133
Write-down of goodwill and other intangible assets		492,458		(492,458	)(3)
Losses on disposal of property, plant and equipment	967					967

Total depreciation, amortization, and losses	59,537	517,053		(475,490)		101,100

Operating income (loss)	390,093	(471,919)		475,490		393,664
Interest expense	(1,021)	(527)		(24,599	)(4)	(26,147)
Equity in earnings of affiliates	12,834					12,834
Miscellaneous, net	(721)					(721)

Income (loss) from continuing operations before income taxes	401,185	(472,446)		450,891		379,630
Provision (benefit) for income taxes	130,449	(20,965)		15,586	(5)	125,070

Income (loss) from continuing operations, net of tax	270,736	(451,481)		435,305		254,560
Loss from discontinued operations, net of tax	(1,885)					(1,885)

Net income (loss)	268,851	(451,481)		435,305		252,675
Less: net income (loss) attributable to noncontrolling interests	63,879			(7,544	)(6)	56,335

Net income (loss) attributable to SNI	$204,972	$(451,481)		$442,849		$196,340

Weighted average diluted shares outstanding	164,760					164,760

Net income attributable to SNI common shareholders	$1.24					$1.19

Unaudited Pro Forma Combined Results of Operations Data for the Year

Ended December 31, 2008

(in thousands, except per share data)	SNI	Travel Channel(1)	Pro Forma Adjustments			Pro Forma SNI
Operating Revenues:
Advertising	$1,007,631	$118,061	$			$1,125,692
Network affiliate fees, net	277,370	85,029				362,399
Referral fees	235,097					235,097
Other	30,601	6,791				37,392

Total operating revenues	1,550,699	209,881				1,760,580

Operating Expenses:
Employee compensation and benefits	254,839	23,446				278,285
Program and program licenses	279,767	36,007				315,774
Marketing and advertising	174,246	20,250				194,496
Other costs and expenses	196,432	60,566				256,998

Total costs and expenses	905,284	140,269				1,045,553

Depreciation, Amortization, and Losses:
Depreciation and amortization of intangible assets	66,337	21,140		28,617	(2)	116,094
Write-down of goodwill and other intangible assets	243,700					243,700
Losses on disposal of property, plant and equipment	788					788

Total depreciation, amortization, and losses	310,825	21,140		28,617		360,582

Operating income (loss)	334,590	48,472		(28,617)		354,445
Interest expense	(14,207)	(474)		(32,798	)(4)	(47,479)
Equity in earnings of affiliates	15,498					15,498
Losses on repurchases of debt	(26,380)					(26,380)
Miscellaneous, net	804					804

Income (loss) from continuing operations before income taxes	310,305	47,998		(61,415)		296,888
Provision (benefit) for income taxes	194,710	18,179		(21,527	)(5)	191,362

Income (loss) from continuing operations, net of tax	115,595	29,819		(39,888)		105,526
Income from discontinued operations, net of tax	353					353

Net income (loss)	115,948	29,819		(39,888)		105,879
Less: net income (loss) attributable to noncontrolling interests	92,391			(4,696	)(6)	87,695

Net income (loss) attributable to SNI	$23,557	$29,819		$(35,192)		$18,184

Weighted average diluted shares outstanding	164,131					164,131

Net income attributable to SNI common shareholders	$.14					$.11

Unaudited Pro Forma Combined Balance Sheet Data as of September 30, 2009

(in thousands, except per share data)	SNI	Travel Channel(1)		Pro Forma Adjustments			Pro Forma SNI
ASSETS
Current assets:
Cash and cash equivalents	$11,120	$			$(242	)(9)	$10,878
Short-term investments	162,883				(22,296	)(8)	140,587
Accounts and notes receivable	331,689		47,760				379,449
					45,874	(11)
Programs and program licenses	236,443		3,279		(9,641	)(10d)	275,955
Assets of discontinued operations	23,256						23,256
Other current assets	15,697		1,187				16,884

Total current assets	781,088		52,226		13,695		847,009

Investments	43,222						43,222
Property, plant and equipment, net	207,072		33,507		(16,696	)(10b)	223,883
					(276,277	)(10h)
Goodwill	424,213		276,277		252,038	(10i)	676,251
Other intangible assets, net	90,017		514,323		83,934	(10c)	688,274
					(45,874	)(11)
Programs and program licenses (less current portion)	222,172		101,942		(7,338	)(10d)	270,902
Unamortized network distribution incentives	80,283						80,283
Other non-current assets	17,794		631		6,981	(7)	25,406

Total Assets	$1,865,861		$978,906		$10,463		$2,855,230

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$6,720		$9,170	$			$15,890
Program rights payable	17,111		8,107				25,218
Customer deposits and unearned revenue	14,682		2,902				17,584
Employee compensation and benefits liability	33,996		7,938		(5,594	)(10e)	36,340
Accrued marketing and advertising costs	10,133		217				10,350
Liabilities of discontinued operations	8,464						8,464
Other accrued liabilities	49,844		8,000		(1,716	)(10g)	56,128

Total current liabilities	140,950		36,334		(7,310)		169,974
Deferred income taxes	123,544		193,154		(193,154	)(10f)	123,544
Long-term debt					884,239	(4)	884,239
Other liabilities (less current portion)	119,420		15,567		(14,665	)(10g)	120,322

Total liabilities	383,914		245,055		669,110		1,298,079

Redeemable noncontrolling interests	5,200				97,500		102,700

Equity:
SNI shareholders’ equity:
Preferred stock, $.01 par
Common stock, $.01 par:
Class A	1,293						1,293
Voting	363						363

Total	1,656						1,656
Additional paid-in capital	1,257,919		1,140,334		(1,140,334	)(10a)	1,257,919
					(22,296	)(8)
Retained earnings (deficit)	47,192		(406,483)		406,483	(10a)	24,896
Accumulated other comprehensive income	36,916						36,916

Total SNI shareholders’ equity	1,343,683		733,851		(756,147)		1,321,387
Noncontrolling interests	133,064						133,064

Total equity	1,476,747		733,851		(756,147)		1,454,451

Total Liabilities and Equity	$1,865,861		$978,906		$10,463		$2,855,230

(1)	Certain reclassifications have been made to the presentation of the historical Travel Channel combined financial statements to conform to the presentation used in the unaudited pro forma financial information contained herein.
(2)	Represents an incremental increase in intangible asset amortization expense resulting from the fair value adjustments to Travel’s intangible assets (see note 10) and the conforming of intangible asset amortization accounting policies.
(3)	Represents the reversal of the goodwill impairment charge recorded in Travel Channel’s historical financial statements because historical goodwill will be eliminated during the allocation of the consideration (see note 10).
(4)	Represents the issuance of 3.55% Senior Notes due 2015 at a price equal to 99.914% of the principal amount and the related interest expense. Interest expense was calculated using the 3.55% interest rate payable on the notes and $7.0 million of debt issuance costs amortizing over the 5-year term of the notes.
(5)	Income tax effects of the pro forma adjustments are reflected at SNI’s best estimate of statutory income tax rates for all tax jurisdictions.
(6)	Represents Cox TMI’s 35% interest of both Travel Channel’s historical operations and the related pro forma adjustments.
(7)	Represents debt issuance costs incurred upon the issuance of the Senior Notes (see note 4).
(8)	Represents estimated transaction and other closing/financing costs associated with the transaction. These costs have not been included in the pro forma results of operations as they are non-recurring in nature.
(9)	Represents the net cash impact from the issuance of the Senior Notes ($884.2 million) less the cash distributed to Cox ($877.5 million) less cash withheld for the payment of underwriter fees ($5.3 million) and additional cash paid for debt issuance costs ($1.7 million).
(10)	The table below represents a preliminary allocation of the total consideration to Travel Channel’s tangible and intangible assets and liabilities based on SNI management’s preliminary estimate of the respective fair value as of the September 30, 2009 pro forma balance sheet date (in thousands).

Travel Channel historical capital	$733,851	10a
Reclassification of capital lease asset to operating lease	(16,696)	10b
Adjustment of identifiable intangible assets to fair value	83,934	10c
Adjustment of programs and program licenses to fair value	(16,979)	10d
Long-term incentive plan liability not assumed	5,594	10e
Deferred tax impact of purchase accounting treatment	193,154	10f
Reclassification of capital lease obligation to operating lease	16,381	10g
Elimination of Travel Channel historical goodwill	(276,277)	10h
Residual goodwill created from the transaction	252,038	10i

Total transaction value	$975,000

Upon completion of the fair value assessment, SNI anticipates that the ultimate purchase price allocation may differ from the preliminary assessment outlined above. Any changes to the initial estimates of the fair value of the assets and liabilities will be allocated to goodwill.

(11)	Represents the conforming of accounting policies related to the current/non-current presentation of program assets.